UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2005

                     The St. Paul Travelers Companies, Inc.
             (Exact name of registrant as specified in its charter)


           Minnesota                  001-10898                41-0518860
(State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                 Identification Number)

           385 Washington Street                                  55102
           Saint Paul, Minnesota
  (Address of principal executive offices)                     (Zip Code)

                                 (651) 310-7911
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    Other Events.

On March 25, 2005, The St. Paul Travelers Companies, Inc. (the "Company") issued a press release reporting plans for the sale of the Company's investment in Nuveen Investments, Inc. The press release is furnished as Exhibit 99 to this Report and is incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

      (c)    Exhibits.

Exhibit No.  Description

99 Press release issued by The St. Paul Travelers Companies, Inc., dated March 25, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 25, 2005          THE ST. PAUL TRAVELERS COMPANIES, INC.

                                 By:     /s/ Kenneth F. Spence, III
                                         --------------------------------
                                         Name:  Kenneth F. Spence, III
                                         Title: Executive Vice President and
                                                General Counsel

                                  EXHIBIT INDEX

Exhibit No.   Description

99 Press release issued by The St. Paul Travelers Companies, Inc., dated March 25, 2005.